Exhibit 10.1

INTERNATIONAL STEM CELL CORPORATION

Subscription Agreement

SERIES B PREFERRED STOCK

International Stem Cell Corporation
2595 Jason Court
Oceanside, CA 92056

Gentlemen:

I, the undersigned (the “Purchaser”), have been advised that INTERNATIONAL STEM CELL CORPORATION, a Delaware corporation (the “Company”), wishes to raise cash funds from various investors such as me by selling units (“Units”) consisting of one (1) share of Series B Preferred Stock having the rights, preferences and privileges set forth on Exhibit A hereto (the “Preferred Stock”), and two (2) Common Stock Purchase Warrants in the form of Exhibit B hereto (the “Warrants), at a price of One Dollar ($1.00) per Unit, with a minimum investment of One Hundred Thousand Dollars ($100,000), or 100,000 Units, from each investor (unless such minimum investment is waived by the Company as to a particular investor in the sole discretion of the Company).  You have advised me that officers, directors and employees of the Company may participate in this offering, and that the Company may elect to utilize one or more broker-dealers or finders to assist in the offering, for which assistance such broker-dealers or finders would receive a commission and/or expenses.

I understand that there is no private placement memorandum with respect to the offering of Units by the Company, and that, in lieu thereof, it is my responsibility to read the filings of the Company with the Securities and Exchange Commission and posted on the Commission’s EDGAR site, including without limitation (i) the registration statement on Form SB-2, as amended, including all supplements thereto pursuant to Rule 424 (collectively, the “Registration Statement”), all Quarterly Reports on Form 10-QSB for the Company, and (iii) all Current Reports on Form 8-K for the Company (all such EDGAR filings being sometimes hereinafter referred to as the “SEC Filings”).

I understand that you will rely on the following information to confirm that I am an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and that I am qualified to be a Purchaser.

This Subscription Agreement is one of a number of such subscriptions for Units.  By signing this Subscription Agreement, I offer to purchase from the Company the number of Units set forth below on the terms specified herein.  The Company reserves the right, in its complete discretion, to reject any subscription offer.  If my offer is accepted, the Company will execute a copy of this Subscription Agreement and return it to me.

1.  Subscription.  Upon the terms and subject to the conditions set forth in this Subscription Agreement, I hereby subscribe for and agree to purchase from the Company the number of Units set forth on the Signature Page to this Subscription Agreement (the “Subscribed Units”) at a price equal to $1.00 per Unit.  A check or wire transfer in full payment of the purchase price must be delivered to the Company contemporaneously with the execution and delivery of this Subscription Agreement.

2.  Representations and Warranties.  I represent and warrant to the Company that:

A.
I (i) have adequate means of providing for my current needs and possible contingencies and I have no need for liquidity of my investment in the Units, (ii) can bear the economic risk of losing the entire amount of my investment in Units, and (iii) have such knowledge and experience that I am capable of evaluating the relative risks and merits of this investment.

B.
I have received and carefully read, and am familiar with the SEC Filings, including, without limitation, the “Certain Risk Factors” section of the Registration Statement.  All documents, records and books pertaining to the Company and requested by me, financial and otherwise, have been made available or delivered to me.

C.
I have had the opportunity to ask questions of and receive answers from the Company’s management concerning the Company’s affairs generally and the terms and conditions of my proposed investment in the Units.  I have had the opportunity, and I have been encouraged by the Company, to consult my financial and legal advisers in determining whether to invest in the Subscribed Units.

D.
I understand the risks implicit in the business of the Company.  Among other things, I understand that there is no assurance that the Company will be successful in obtaining the funds necessary for its success.

E.
No person or entity has made any representation or warranty whatsoever with respect to any matter or thing concerning the Company and this offering, and I am purchasing the Units based solely upon my own investigation and evaluation.

F.
I acknowledge that the Units are being sold by the Company in a non-public offering pursuant to the exemption from registration provided by Section 4(2) of the Securities Act, and/or Rule 506 of Regulation D promulgated thereunder.  I acknowledge that this offering consequently has not been reviewed by the Securities and Exchange Commission.  I understand that no Units have been qualified pursuant to the provisions of the securities or other laws of applicable jurisdictions.

G.
The Units for which I subscribe are being acquired solely for my own account, for investment and are not being purchased with a view to or for their resale or distribution.  In order to induce the Company to sell Units to me, the Company will have no obligation to recognize the ownership, beneficial or otherwise, of the Units by anyone but me.  I understand that the Units have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon my investment intention.

H.	I have not received any advertisement or general solicitation with respect to the sale of the Units.

I.
If I am a Registered Representative of an FINRA member firm, I acknowledge that I must give such firm the notice required by FINRA's Rules of Fair Practice or any applicable successor rule of FINRA, receipt of which must be acknowledged by such firm on the signature page hereof.

J.
Except as specifically indicated to the contrary on the Subscription Agreement, I certify that my taxpayer identification number is correct and, if I am not a corporation, IRA, Keogh, or Qualified Trust (as to which there would be no withholding), I am not subject to backup withholding on interest or dividends. If I have not provided a taxpayer identification number certified to be correct or do not make the certification that I am not subject to backup withholding, then I may be subject to twenty percent (20%) withholding on interest or dividends paid to me.

K.	I represent and warrant that I am an “accredited investor” and come within one or more of the categories set forth below.

(1)	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase, exceeds $1,000,000;

Explanation.  In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities.  Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

(2)
Any natural person who had an individual income in excess of $200,000 in  each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Explanation.  In determining income, an investor should add to the investor's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

(3)
 A bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan company or other institution as defined in Section 3(a)(5) of the Securities Act, whether acting in its individual or fiduciary capacity;

(4)	Any broker or dealer registered pursuant to Section 15 of the SecuritiesExchange Act of 1934, as amended;

(5)	An insurance company as defined in Section 2(13) of the Securities Act;

(6)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(7)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(8)
An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(9)	Any private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(10)
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose, of acquiring the securities offered, with total assets in excess of $5,000,000;

(11)
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Act; and

(12)
An entity in which all of the equity owners are accredited investors.  If the Subscriber belongs to this investor category only, a list of the equity owners of the Subscriber, and the investor category which each such equity owner satisfies, should be attached to this Agreement as Attachment A.

O.
I understand that the Subscribed Units and any shares issuable upon exercise of the Warrants (collectively, the "Covered Securities") are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such Covered Securities cannot be resold unless they are registered under the Securities Act or unless an exemption from registration is available.  It is understood that any certificates or other documents evidencing the Covered Securities may bear a legend substantially as follows:

“These securities have not been registered under the Securities Act.  They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required.”

I hereby agree that the Company shall be required to refuse to register any transfer of the Covered Securities not made pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

P.	I understand that the Company reserves the unrestricted right to reject or limit any subscription.

Q.
I hereby represent that, except as set forth in this Subscription Agreement, no representations or warranties have been made to me by the Company, the Managers or any agent, finder, employee or affiliate of the Company, and in entering into this transaction, I am not relying on any information, other than that contained in the Memorandum and the results of independent investigation by me.

R.
This Subscription Agreement has been duly executed and delivered by me and constitutes the legal, valid, binding and enforceable obligation of me, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, and subject, as to enforceability, to general principles of equity.

S.
Each of the representations and warranties herein shall survive the execution and delivery of this Subscription Agreement, any investigation by or on behalf of the Company and the issuance of the Subscribed Units.

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of the delivery of the funds to the Company and shall survive such delivery.

3. Indemnification.  I understand the meaning and legal consequences of the representations and warranties contained herein, and I will indemnify and hold harmless the Company, its officers, directors, managers and representatives involved in the offer or sale of the Units to me, as well as each of the managers and representatives, employees and agents and other controlling persons of each of them, from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of mine contained in this Subscription Agreement.

4. Revocation.  I will not cancel, terminate or revoke this Subscription Agreement or any agreement made by me hereunder and this Subscription Agreement shall survive my death or disability.

5.  Termination of Agreement.  If this subscription is rejected by the Company, then this Subscription Agreement shall be null and void and of no further force and effect, no party shall have any rights against any other party hereunder, and the Company shall promptly return to me any and all funds delivered with this Subscription Agreement.

6.  Miscellaneous.

A.
Any dispute involving, arising out of or related to the interpretation, application or enforcement of this Subscription Agreement shall be submitted to binding arbitration before the American Arbitration Association, whose rules applicable to commercial disputes shall apply except as modified hereby.  The arbitration hearing shall take place in Los Angeles County, California before one arbitrator, who shall be a retired judge.  The arbitrator shall comply with the provisions hereof unless the parties to the arbitration consent in writing otherwise.  The arbitrator may award attorney and expert witness fees and costs to the successful party and may award exemplary or punitive damages as well. The arbitrator shall submit a written finding of facts and conclusions of law.  The arbitrator shall have authority only to interpret and apply provisions of this Subscription Agreement and shall have no authority to add to, subtract from or modify terms of this Subscription Agreement except to the extent otherwise provided herein.  The judgment of the arbitrator shall be binding and may be entered as a final judgment by any court having jurisdiction over the parties hereto.  THE PARTIES UNDERSTAND AND ACKNOWLEDGE THAT UNDER THIS SECTION EACH WAIVES THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY ARBITRABLE CONTROVERSY OR CLAIM.  Prior to arbitration, if the parties agree they shall first participate in mediation of any dispute.  The mediator shall be selected pursuant to the rules of the American Arbitration Association unless otherwise agreed by the parties, and shall be conducted in accordance with the mediation procedures of the American Arbitration Association; provided, however, that a matter subject to mediation pursuant to this Section that is not resolved by mediation within thirty (30) days shall be submitted to binding arbitration pursuant to this Section.

B.
This Subscription Agreement is expressly not intended for the benefit of any other person; and except and only to the extent provided by applicable statute, no such creditor or third party shall have any rights under this Subscription Agreement.

C.
Except as otherwise provided in this Subscription Agreement, any notice required or permitted to be given pursuant to the provisions of this Subscription Agreement shall be effective as of the day personally delivered, or if sent by mail, on the third day after deposit with the United States Postal Service, prepaid and addressed to the intended recipient at the address set forth below the signature of such party to this Subscription Agreement or such other address specified in writing by such party pursuant to written notice in accordance herewith, or, if sent by facsimile, when confirmed.

D.
This Subscription Agreement constitutes the entire agreement between the parties pertaining to the subject matter of the transactions contemplated by this Subscription Agreement.  This Subscription Agreement supersedes all written or oral, prior and contemporaneous agreements, representations, warranties and understandings of the parties with respect thereto.

E.
This Subscription Agreement and the rights of stockholders shall be governed by and construed and enforced in accordance with the internal laws of the state of California, inclusive of any statutes of limitation, but without regard to the conflict of laws rules thereof.  Jurisdiction and venue for any action concerning a dispute involving, arising out of or related to the interpretation, application or enforcement of this Subscription Agreement shall be in Los Angeles County, California.

F.
This Subscription Agreement may be executed in several counterparts and all counterparts so executed shall constitute one Subscription Agreement binding on all parties hereto, notwithstanding that all the parties are not signatories to the original or the same counterpart.  Facsimile signatures shall be acceptable as if original signatures had been exchanged.

G.
If a court or an arbitrator of competent jurisdiction holds any provision of this Subscription Agreement to be illegal, unenforceable or invalid in whole or in part for any reason, such provision shall be adjusted rather than voided, if possible to achieve the intent of the parties to the extent possible, and in any event the validity and enforceability of the remaining sections shall not be affected unless an essential purpose of this Subscription Agreement would be defeated by the loss of the illegal, unenforceable, or invalid provision.  Without limiting the foregoing, in the event that any provision of this Subscription Agreement relating to time period and areas of restriction shall be declared by an arbitrator or court of competent jurisdiction to exceed the maximum time period or areas such arbitrator or court deems reasonable and enforceable, the agreed upon time period and areas of restriction shall be deemed to become and thereafter be the maximum time period and areas which said arbitrator or court deems reasonable and enforceable.

H.	This Subscription Agreement may be amended or modified from time to time only by a written instrument executed by all parties hereto.

I.
Except as herein otherwise provided, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and assigns.

J.	Headings are used merely for reference purposes and do not affect content in any manner.

K.
Wherever applicable, references herein to the masculine, feminine or neuter shall equally apply to the neuter, feminine and masculine.  Furthermore, wherever applicable in this Subscription Agreement, the singular shall include the plural.  Except as otherwise provided herein, “Person” means any natural person, firm or corporation or any group of individuals, firms or corporations, or any other entities.

L.	Time is of the essence of every provision of this Subscription Agreement that specifies a time for performance.

M.
The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

7.  Ownership Information.  Please print here the total number of Units to be purchased, and the exact name(s) in which the Interest(s) will be held; then sign and date this document in the space below.

Total Units: __________ total purchase price $  _____________($1.00 per Unit)

Names:    The Douglas R. Sonderegger Revocable Trust Dated September 18, 1998

_____ Single Person _____ Joint Tenants (with right of Survivorship) _____ A Married Person as separate property _____ A Partnership _____ Other: ____________________________	_____ Husband and Wife, as community property _____ Tenants in Common _____ Corporation of other organization _____ Trust

Social Security Number or Tax I.D. Number:  ____________________________________________

Residence Address:  ________________________________________________________________
Mailing Address (if different):  ________________________________________________________

Email Address:  ______________________ ___________________________________________

Phone Numbers:
Home:
Business
Cell

8.  Date and Signatures – Individual Investor.              Dated ____________________, 2008

Signature(s)                                                                          Purchaser Name (Print)

______________________________________        _____________________________________

______________________________________        _____________________________________
(Each co-owner or joint venture owner must sign – Names must be signed exactly as listed under “Purchaser Name)

9.  Date and Signatures –Legal Entity (partnership, corp., etc).       Dated ___________________, 2008

Name of Entity                                                                      Number of Partners (if applicable)

______________________________________        _____________________________________
Signature                                                                                Person’s Name (Print) and Title/Position
  Of Person Signing on Behalf of Entity

__________________________________________

ACCEPTED:

INTERNATIONAL STEM CELL CORPORATION

By:                                                                                        Dated:  ___________________, 2008

Signed ________________________________